                                                                      EXHIBIT 20


Chase Bank, Trustee                              Determination Date:   03-Jan-01
Manufactured Housing Contracts                   Remittance Date:      08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000 B                       For the Period Ended: 25-Dec-00
                                                 Lock-Out Date:           Jun-05

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                      Class I A-1      Class I A-2     Class I A-3     Class I A-4
 (a)  Class I A and Class I B Distribution Amounts                    3,182,067.11      335,208.33      343,958.33      339,025.04

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                       474,448.02
      (b) Partial Prepayments Received                                  194,484.94
      (c) Principal Payments in Full (Scheduled Balance)              2,130,039.12
      (d) Liquidated Contract Scheduled Balance                               0.00
      (e) Section 3.05 Purchase Scheduled Balance                             0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
                                                                     -------------   -------------   -------------   -------------
 Total Principal Distribution                                         2,798,972.08            0.00            0.00            0.00

 (c)  Interest Distribution                                             383,095.03      335,208.33      343,958.33      339,025.04
      Unpaid Interest Shortfall                                               0.00            0.00            0.00            0.00
                                                                     -------------   -------------   -------------   -------------
 Total Interest Distribution                                            383,095.03      335,208.33      343,958.33      339,025.04

 (d)  Beginning Class I A and Class I B Principal Balance            62,654,101.98   50,000,000.00   50,000,000.00   47,722,000.00
      Less: Principal Distribution                                    2,798,972.08            0.00            0.00            0.00
                                                                     -------------   -------------   -------------   -------------
      Remaining Class A and Class B Principal Balance                59,855,129.90   50,000,000.00   50,000,000.00   47,722,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                             278,708.87         (h)         Pool Factor
      Section 8.06 Reimbursement Amount                                       0.00     Class I A-1      0.73895222
      Section 6.02 Reimbursement Amount                                  99,818.40     Class I A-2      1.00000000
      Reimburseable Fees                                                      0.00     Class I A-3      1.00000000
                                                                     -------------     Class I A-4      1.00000000
 Total Fees Due Servicer                                                378,527.27     Class I A-5      1.00000000
                                                                                       Class I M-1      1.00000000
                                                                                       Class I B-1      1.00000000
                                                                                       Class I B-2      1.00000000

Information for Clauses (a) through (s), Section 7.01 - GROUP I
                                                                       Class I A-5      Class I M-1      Class I B-1    Class I B-2
 (a)  Class I A and Class I B Distribution Amounts                      103,817.44       84,967.38        88,160.21     154,285.46

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                     -------------   -------------    -------------   -------------
 Total Principal Distribution                                                 0.00            0.00             0.00            0.00

 (c)  Interest Distribution                                             103,817.44       84,967.38        88,160.21      154,285.46
      Unpaid Interest Shortfall                                               0.00            0.00             0.00            0.00
                                                                     -------------   -------------    -------------   -------------
 Total Interest Distribution                                            103,817.44       84,967.38        88,160.21      154,285.46

 (d)  Beginning Class I A and Class I B Principal Balance            14,295,000.00   11,437,000.00    11,437,000.00   20,015,411.00
      Less: Principal Distribution                                            0.00            0.00             0.00            0.00
                                                                     -------------   -------------    -------------   -------------
      Remaining Class A and Class B Principal Balance                14,295,000.00   11,437,000.00    11,437,000.00   20,015,411.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                        Original Balance         Rate
      Section 8.06 Reimbursement Amount                              81,000,000.00         6.8788%          6.7688%   Libor
      Section 6.02 Reimbursement Amount                              50,000,000.00         8.0450%            0.11%   Spread
      Reimburseable Fees                                             50,000,000.00         8.2550%
                                                                     47,722,000.00         8.5250%
 Total Fees Due Servicer                                             14,295,000.00         8.7150%
                                                                     11,437,000.00         8.9150%
                                                                     11,437,000.00         9.2500%
                                                                     20,015,411.00         9.2500%

Information for Clauses (a) through (s), Section 7.01 - GROUP I
 (a)  Class I A and Class I B Distribution Amounts

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f)  Previously Undistributed Shortfalls in (a) through (e)

 Total Principal Distribution
                                                                      1,832,517.22
 (c)  Interest Distribution                                           1,974,530.90
      Unpaid Interest Shortfall

 Total Interest Distribution
                                                                                            When
 (d)  Beginning Class I A and Class I B Principal Balance                                     264,761,540.90
      Less: Principal Distribution                                    2,798,972.08          is less than
                                                                                              285,906,411.00
      Remaining Class A and Class B Principal Balance                                                   0.10
                                                                                               28,590,641.10
 (e)  Fees Due Servicer                                                                     We can prepay
      Monthly Servicing Fee                                                           Rate
      Section 8.06 Reimbursement Amount                                  Class A-1   6.879%    62,654,101.98    4,309,819
      Section 6.02 Reimbursement Amount                                  Class A-2   8.045%    50,000,000.00    4,022,500
      Reimburseable Fees                                                 Class A-3   8.255%    50,000,000.00    4,127,500
                                                                         Class A-4   8.525%    47,722,000.00    4,068,301
 Total Fees Due Servicer                                                 Class A-5   8.715%    14,295,000.00    1,245,809
                                                                         Class A-6   8.915%    11,437,000.00    1,019,609
                                                                         Class B-1   9.250%    11,437,000.00    1,057,923
                                                                         Class B-2   9.250%    20,015,411.00    1,851,426

                                                                                              267,560,512.98   21,702,885   8.11%

Chase Bank, Trustee                              Determination Date:   03-Jan-01
Manufactured Housing Contracts                   Remittance Date:      08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000 B                       For the Period Ended: 25-Dec-00
                                                 Lock-Out Date:           Jun-05

                                                                          Unpaid                                           Unpaid
                                                         No. of          Principal      Delinquency as of     No. of      Principal
 (f)  Delinquency as of the Due Period                 Contracts          Balance       Calendar Month End   Contracts     Balance

          31-59 Days Delinquent                           447           13,501,283    31-59 Days Delinquent     290       8,879,663
          60-89 Days Delinquent                            95            3,036,155    60-89 Days Delinquent      77       2,469,093
          90+ Days Delinquent                             123            4,055,913    90+ Days Delinquent       115       3,821,248

      3-Month Avg Thirty-Day Delinquecy Ratio    4.53%                                3-Month Avg Thirty-Day
      3-Month Avg Sixty-Day Delinquency Ratio    2.32%                                  Delinquency Ratio                      3.11%
                                                                                      3-Month Avg Sixty-Day
 (g)  Section 3.05 Repurchases                                                0.00      Delinquency Ratio                      2.05%

 (i)  Class R Distribution Amount                                             0.00      Acquisition Loss Amount
      Reposession Profits                                                     0.00
                                                                                      Current Month Acquisition Loss Amount  82,790

 (j)  Principal Balance of Contracts in Repossession                  1,515,094.70    Cumulative Acquisition Loss Amount    300,403

 (k)  Aggregate Net Liquidation Losses                                        0.00

 (l)  (x) Class B-2 Formula Distribution Amount                         154,285.46
      (y) Remaining Amount Available                                    296,299.14
                                                                     -------------
      Amount of (x) over (y)                                                  0.00

 (m)  Class B-2 Liquidation Loss Amount                                       0.00

 (n)  Guarantee Payment                                                       0.00

 (o)  Unadvanced Shortfalls                                                   0.00

                                                           No.       $

 (p)  Units repossessed                                    19           589,892.24

 (q)  Principal Prepayments paid                                      2,324,524.06

 (r)  Scheduled Principal Payments                                      474,448.02

 (s)  Weighted Average Interest Rate                                         11.37%

Chase Bank, Trustee                              Determination Date:   03-Jan-01
Manufactured Housing Contracts                   Remittance Date:      08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000 B                       For the Period Ended: 25-Dec-00
                                                 Lock-Out Date:           Jun-05

                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt        4,862,191.52
      Certificate Account Balance at Monthly Cutoff-SubServicer-21st    417,989.09

(ii)  Monthly Advance made                                                    0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                    20,680.03
(iii) Section 5.05 Certificate Fund Income-SubServicer-21st               1,338.56

(v)   Principal due Holders                                                   0.00
Less:

(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                        132,183.82
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                   17,985.13

(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                  0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                    0.00
   (iii) Monthly Servicing Fee                                          278,708.87
   (iv)  Reimburseable Liquidation Expenses                              99,818.40
   (v)   Section 6.04 (c) reimbursement                                       0.00
   (vi)  Section 8.06 reimbursement                                           0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                0.00

Total Due Servicer                                                      378,527.27

Available Distrubution Amount-Vanderbilt                              4,372,160.46
Available Distrubution Amount-SubServicer-21st                          401,342.52

To Class A and B                                                      4,631,489.30

Monthly Excess Cashflow                                                 142,013.68

Weighted Average Remaining Term (months)                                    226.00

      Scheduled Balance Computation

      Prior Month Balance                                           267,560,512.98

      Current Balance                    264,937,218.00
        Adv Principal                         37,839.52
        Del Principal                        213,516.62
      Pool Scheduled Balance                                        264,761,540.90

      Principal Payments in Full           2,130,039.12
      Partial Prepayments                    194,484.94

      Scheduled Principal                    474,448.02

      Collateral Balance                                            264,937,218.00

Chase Bank, Trustee                      Determination Date:           03-Jan-01
Manufactured Housing Contracts           Remittance Date:              08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Dec-00
                                         Lock-Out Date:                   Jun-05

Information for Clauses (v) through (ap), Section 7.01 GROUP II
                                                                      Class II A-1    Class II B-1    Class II B-2     Class II B-3
 (v)  Class II A and Class II B Distribution Amounts                    569,854.97      29,086.34       28,198.68        26,874.25

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                        73,858.31
      (b) Partial Prepayments Received                                   11,792.71
      (c) Principal Payments in Full (Scheduled Balance)                220,852.71
      (d) Liquidated Contract Scheduled Balance                               0.00
      (e) Section 3.05 Purchase Scheduled Balance                             0.00
      (f) Previously Undistributed Shortfalls in (a) through (e)              0.00
      (g) Accelerated Principal Payment                                       0.00
                                                                     -------------   ------------    ------------     ------------
 Total Principal Distribution                                           306,503.73           0.00            0.00             0.00

 (x)  Interest Distribution                                             263,351.24      29,086.34       28,198.68        26,874.25
      Unpaid Interest Shortfall                                               0.00           0.00            0.00             0.00
                                                                     -------------   ------------    ------------     ------------
 Total Interest Distribution                                            263,351.24      29,086.34       28,198.68        26,874.25

 (y)  Beginning Class I A and Class I B Principal Balance            42,151,185.74   4,471,000.00    3,577,000.00     3,279,570.00
      Less: Principal Distribution                                      306,503.73           0.00            0.00             0.00
                                                                     -------------   ------------    ------------     ------------
      Remaining Class A and Class B Principal Balance                41,844,682.01   4,471,000.00    3,577,000.00     3,279,570.00

 (z)  Fees Due Servicer
      Monthly Servicing Fee                                              57,880.45      (ac)          Pool Factor  Original Balance
      Section 8.06 Reimbursement Amount                                       0.00   Class II A-1      0.86660071    48,286,000.00
      Section 6.02 Reimbursement Amount                                   6,000.00   Class II B-1      1.00000000     4,471,000.00
      Reimburseable Fees                                                      0.00   Class II B-2      1.00000000     3,577,000.00
                                                                      ------------   Class II B-3      1.00000000     3,279,570.00
 Total Fees Due Servicer                                                 63,880.45



Information for Clauses (v) through (ap), Section 7.01 GROUP II

 (v)  Class II A and Class II B Distribution Amounts

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in
          (a) through (e)
      (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)  Interest Distribution                                            347,510.51
      Unpaid Interest Shortfall

 Total Interest Distribution                                                       When
                                                                                    53,172,252.01
 (y)  Beginning Class I A and Class I B Principal Balance                          is less than
      Less: Principal Distribution                                     306,503.73   59,613,570.00
                                                                                          X
      Remaining Class A and Class B Principal Balance                                        0.10
                                                                                     5,961,357.00
 (z)  Fees Due Servicer                                                            We can prepaid
      Monthly Servicing Fee                                     Rate      Libor         Spread
      Section 8.06 Reimbursement Amount                        7.0288%     6.7688%           0.26%   42,151,186   2,962,701
      Section 6.02 Reimbursement Amount                        7.3188%                       0.55%    4,471,000     327,221
      Reimburseable Fees                                       8.8688%                       2.10%    3,577,000     317,235
                                                               9.2188%                       2.45%    3,279,570     302,335
 Total Fees Due Servicer                                                                             ----------------------
                                                                                                     53,478,756   3,909,493    7.31%

Chase Bank, Trustee                      Determination Date:           03-Jan-01
Manufactured Housing Contracts           Remittance Date:              08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Dec-00
                                         Lock-Out Date:                   Jun-05

                                                                  Unpaid                                               Unpaid
                                                      No. of     Principal      Delinquency as of       No. of        Principal
(aa)  Delinquency as of the Due Period              Contracts     Balance      Calendar Month End      Contracts       Balance
       31-59 Days Delinquent                            40       1,790,061   31-59 Days Delinquent         20           845,560
       60-89 Days Delinquent                            4          150,702   60-89 Days Delinquent          3            98,628
        90+ Days Delinquent                             6          279,811   90+ Days Delinquent            6           279,811

      3-Month Avg Thirty-Day Delinquency Ratio  2.98%                        3-Month Avg Thirty-Day
      3-Month Avg Sixty-Day Delinquency Ratio   0.69%                          Delinquency Ratio                           1.28%
                                                                             3-Month Avg Sixty-Day
(ab)  Section 3.05 Repurchases                                        0.00     Delinquency Ratio                           0.63%

(ad)  Class R Distribution Amount                               161,002.96
      Reposession Profits                                             0.00

(ae)  Principal Balance of Contracts in Repossession                  0.00

(af)  Aggregate Net Liquidation Losses                                0.00

(ag)  (x) Class B-3 Formula Distribution Amount                  26,874.25
      (y) Remaining Amount Available                             18,989.28
                                                              ------------
      Amount of (x) over (y)                                      7,884.97

(ah)  Class B-2 Liquidation Loss Amount                               0.00

(ai)  Guarantee Payment                                               0.00

(aj)  Unadvanced Shortfalls                                           0.00
                                                        No.   $
(ak)  Units repossessed                                  0            0.00

(al)  Principal Prepayments paid                                232,645.42

(am)  Scheduled Principal Payments                               73,858.31

(an)  Weighted Average Interest Rate                                  9.97%

Chase Bank, Trustee                      Determination Date:           03-Jan-01
Manufactured Housing Contracts           Remittance Date:              08-Jan-01
Senior/Subordinated Pass-Through
Certificates Series 2000B                For the Period Ended:         25-Dec-00
                                         Lock-Out Date:                   Jun-05


                  Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt       746,049.63
(ii)  Monthly Advance made                                                 0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                  3,082.55
(v)   Principal due Holders                                                0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                      12,248.21
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                               0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                 0.00
   (iii) Monthly Servicing Fee                                        57,880.45
   (iv)  Reimburseable Liquidation Expenses                            6,000.00
   (v)   Section 6.04 (c) reimbursement                                    0.00
   (vi)  Section 8.06 reimbursement                                        0.00
   (vii) Amounts not required to be deposited-SubServicer                  0.00

Total Due Servicer                                                    63,880.45

Available Distrubution Amount                                        673,003.52
To Class A and B - Scheduled Principal and Interest                  654,014.24

Monthly Excess Cashflow Class II                                      18,989.28
Monthly Excess Cashflow Class I                                      142,013.68

Accelerated Principal Payment                                              0.00

Weighted Average Remaining Term (months)                                 251.00

      Scheduled Balance Computation

      Prior Month Balance                                         55,565,230.70

      Current Balance                       55,281,390.56
                Adv Principal                    2,052.93
                Del Principal                   24,716.52
      Pool Scheduled Balance                                      55,258,726.97

      Principal Payments in Full               220,852.71
      Partial Prepayments                       11,792.71

      Scheduled Principal                       73,858.31

      Collateral Balance                                          55,281,390.56

      Overcollateralization Amount                                    2,086,475
      Required Overcollateralization Amount                           2,086,475